UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2017

Jason Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36051	46-2888322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

833 East Michigan Street, Suite 900
Milwaukee, Wisconsin 53202
(Address of Principal executive offices, including Zip Code)

(414) 277-9300
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 9.01    Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibits are being furnished herewith:

Exhibit No.     Description

10.1     Form of Restricted Stock Unit & Cash Bonus Award Agreement pursuant to the
Jason Industries, Inc. 2014 Omnibus Incentive Plan (Time-Vesting).

10.2    Form of Restricted Stock Unit & Cash Bonus Award Agreement pursuant to the
Jason Industries, Inc. 2014 Omnibus Incentive Plan (EBITDA-Vesting).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASON INDUSTRIES, INC.

By:	/s/ Thomas L. Doerr, Jr.

Name:	Thomas L. Doerr, Jr.

Title:	Vice President, General Counsel and Secretary

Date: July 5, 2017

EXHIBIT INDEX

Exhibit No.     Description

10.1     Form of Restricted Stock Unit & Cash Bonus Award Agreement pursuant to the
Jason Industries, Inc. 2014 Omnibus Incentive Plan (Time-Vesting).

10.2    Form of Restricted Stock Unit & Cash Bonus Award Agreement pursuant to the
Jason Industries, Inc. 2014 Omnibus Incentive Plan (EBITDA-Vesting).